EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Artemis Therapeutics, Inc., a Delaware corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer does hereby certify, that to the best of the officer’s knowledge:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2023	/s/ David Dana
By: David Dana, Chief Financial Officer
(Principal Financial Officer)